Exhibit 4.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of January 17, 2005 among United Network Marketing Services, Inc., a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, shares of Series B Convertible Preferred Stock of the Company and Common Stock Purchase Warrants of the Company on the Closing Date, as more fully described in this Agreement.

         WHEREAS, the Company intends to enter into an Agreement and Plan of Merger among the Company, Knockout Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and The Knockout Group, Inc., a Delaware corporation ("Knockout"), by which Knockout will merge with and into Merger Sub and Knockout will be the surviving entity from the Merger.

         WHEREAS, the Merger shall occur before the sale of the Securities by the Company to the Purchasers and the Purchasers are accordingly purchasing Securities of the post-Merger Company under this Agreement.

         WHEREAS, subsequent to the Merger, the Company, through its wholly owned subsidiary, Knockout, will be engaged in the business of selling household and automobile cleaning products that are based on a proprietary encapsulation technology.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                    ARTICLE I.
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

                  "Action"  shall  have the  meaning  ascribed  to such  term in
         Section 3.1(j).

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a

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         discretionary  basis by the same  investment  manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.2.

                  "Closing Date" means the date when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Company, $.001 par value per share, and any securities into which such common stock shall hereinafter have been reclassified into.

                  "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the Stockholder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the Stockholder thereof to receive, Common Stock.

                  "Company Counsel" means Sichenzia Ross Friedman Ference LLP.

                  "Conversion  Price"  shall  have the  meaning  as set forth in
         Section 2.7(b).

                  "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

                   "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to officers, directors, employees or consultants of the Company pursuant to any stock or option plan duly adopted by a majority of the members of the Board of Directors of the Company or a majority of the members of a committee of directors established for such purpose, (b) securities upon the conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a


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         transaction  in which the Company is issuing  securities  primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

                  "GAAP" shall have the meaning ascribed to such term in Section 3.1(h) hereof.

                  "Knockout Offering" shall mean a private placement by The Knockout Group, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, of up to an aggregate of $2,500,000 of Series C Convertible Preferred Stock of The Knockout Group, Inc., which shall have completed prior to the Closing Date.

                   "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

                  "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b) hereof.

                  "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

                  "Merger" shall mean the merger of The Knockout Group, Inc., a Delaware corporation, with and into a wholly owned subsidiary ofthe Company. "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Preferred Stock" means, the Series B Convertible Preferred Stock issued by the Company to the Purchasers hereunder, in the form of Exhibit A.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

                  "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

                  "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time


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         to time,  or any similar rule or  regulation  hereafter  adopted by the
         Commission having substantially the same effect as such Rule.

                  "Securities" means the Preferred Stock, the Warrants and the Underlying Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for the Preferred Stock purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States Dollars and in immediately available funds.

                  "Subsidiary" means any subsidiary of the Company as set forth on Schedule 3.1(a).

                  "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

                  "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

                   "Transaction Documents" means this Agreement, the Warrants, the Registration Rights Agreement, the Accredited Investor Questionnaire and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "Underlying Shares" means the shares of Common Stock issuable upon: (i) conversion of the Preferred Stock, and (ii) exercise of the Warrants.

                  "Warrants" means the Common Stock Purchase Warrants, in the form of Exhibit C, delivered to the Purchasers at the Closing in accordance with Section 2.3(a)(iii) hereof, which warrants shall be exercisable immediately upon issuance for a term of 5 years and have an exercise price equal to $2.25, subject to adjustment as provided therein.

                                   ARTICLE II.
                                PURCHASE AND SALE

         2.1 Purchase Price. The purchase price of the Preferred Stock shall be $46.8933 per share (the "Purchase Price"). For each one share of Preferred Stock purchased hereunder, each Purchaser will receive sixteen (16) Warrants. Each Purchaser hereby agrees to purchase such number of shares of Preferred Stock and Warrants for the aggregate Subscription Amount indicated on the signature page hereto.

         2.2 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, at least


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$100,000  principal amount of the Preferred Stock and Warrants.  Notwithstanding the above, the Company may in its sole discretion accept purchases less than $100,000 principal amount of the Preferred Stock and Warrants. Each Purchaser shall deliver to an escrow account set up for the benefit of the Company via wire transfer or a certified check immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective Preferred Stock Certificates and Warrants as determined pursuant to
Section 2.3(a) and the other items set forth in Section 2.3(a) issuable at the Closing. Upon satisfaction of the conditions set forth in Section 2.3, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree.

         2.3 Deliveries.

         a) On the Closing Date, the Company shall deliver to the counsel for such Purchasers with respect to each Purchaser the following:

                  (i)      this Agreement duly executed by the Company;

                  (ii) a Preferred Stock Certificate representing the number of shares of Preferred Stock so purchased, in the name of such Purchaser;

                  (iii) within 3 Trading Days of the date hereof, a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to ____________________; and

                  (iv) the Registration Rights Agreement duly executed by the Company.

         b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to Company Counsel the following:

                  (i)      this Agreement duly executed by such Purchaser;

                  (ii) such Purchaser's Subscription Amount by wire transfer to an escrow account established for the benefit of the Company and controlled by the Company;

                  (iii) the Registration Rights Agreement duly executed by such Purchaser;

                  (iv)     a completed Accredited Investor Questionnaire; and

                  (v)      a completed Form W-9 or W-8, as applicable.

         c) On the Closing Date, the Company shall notify the escrow agent to release the funds being held to the Company.


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

         2.4 Closing Conditions.

                  a)       The   obligations   of  the  Company   hereunder   in
                           connection with the Closing are subject to the following conditions being met:

                           (i) the accuracy in all material respects when made and on the Closing Date of the
                                    representations   and   warranties   of  the
                                    Purchasers contained herein;

                           (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

                           (iii)    the delivery by the  Purchasers of the items
                                    set   forth  in   Section   2.3(b)  of  this
                                    Agreement; and

                           (iv)     the Company shall have completed the Merger.

                  b)       The   respective   obligations   of  the   Purchasers
                           hereunder in connection with the Closing are subject to the following conditions being met:

                           (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

                           (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

                           (iii)    the Company shall have completed the Merger;

                           (iv) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement; and

                           (v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

         2.5      Dividends.

                  a) Payment of Dividend in Cash. The Company shall pay dividends on the Preferred Stock at the rate of 10% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning April 1, 2005, in cash based on the stated value of all unconverted Preferred Stock. The dividend rate shall be subject to an adjustment based on
         Section 2.10, below. No dividends shall be paid on previously converted Preferred Stock.

                  b) Dividend Calculations. Dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the date hereof.


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

                  c) Late Fee. All overdue accrued and unpaid dividends to be paid hereunder shall entail a late fee at the rate of 18% per annum of such accrued and unpaid dividend, which will accrue daily from the date such dividend is due hereunder through and including the date of payment.

         2.6 Investment Representations. The Preferred Stock has been issued subject to certain investment representations set forth in the Purchase
Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

         2.7. Conversion.

                  a) Mandatory Conversion. Immediately after the Company amends its Certificate of Incorporation to authorize an increase in the Company's authorized number of shares of Common Stock to a sufficient number of shares of Common Stock so that all shares of Preferred Stock may be converted into Common Stock (the "Conversion Date"), the
         Preferred Stock shall automatically convert into fully paid and nonassessable shares of Common Stock (subject to the limitations on conversion set forth in this Agreement). Immediately after the Conversion Date, the Company shall cancel the Preferred Stock.

                  b) Conversion Price. Subject to Section 2.7, the conversion price in effect on the Conversion Date shall equal $.2931 per share (the "Conversion Price").

                  c) Mechanics of Conversion

                           i. Conversion Shares Issuable Upon Conversion of Preferred Stock. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the stated value of the Preferred Stock and (y) the Conversion Price.

                           ii. Fractional  Shares.  Upon a conversion  hereunder
                  the Company shall not be required to issue fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the stated value of the Preferred Stock. If the Company elects not, or is unable, to make such a cash payment, the Purchaser shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

         2.8. Certain Adjustments.

                  a) Subsequent Equity Sales. Other than an Exempt Issuance, if the Company or any Subsidiary thereof, as applicable, at any time while the Preferred Stock is outstanding, shall issue any Common Stock or Common Stock Equivalent for a per share or conversion or exercise price per share which is less than the Conversion Price, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to such other lower per share price.


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

                  b) Calculations. All calculations under this Section 2.8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 2.8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

                  c) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Section, the Company shall promptly mail to each Stockholder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

         2.9. Optional Redemption. At the option of the Company, at any time after March 31, 2005, the Company may redeem all of the Preferred Stock at a purchase price equal to the stated value of the Preferred Stock, plus all accrued, but unpaid dividends. The Company shall give the Stockholders at least 10 days prior written notice of its intention to redeem the Preferred Stock.

         2.10. Dividend Adjustment. In the event that the Preferred Stock has not converted into Common Stock pursuant to Section 2.7(a) or has not been redeemed by the Company as described in Section 2.9, above, within 180 days of the Closing Date, the dividend rate shall increase to 20% per annum.

                                   ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser.

                  (a) Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth in the Disclosure Schedules. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the


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         jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
         (iii) subject to the Required  Approvals,  conflict with or result in a


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         violation of any law, rule, regulation,  order,  judgment,  injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of the Registration Statement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Preferred Stock and the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

                  (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Common Stock that would result from full conversion of all Preferred Stock on the date hereof. The Company has not, and to the knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

                  (g) Capitalization. The capitalization of the Company is as set forth in the Disclosure Schedules. The Company has not issued any capital stock other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the Disclosure Schedules, as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any Stockholder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any Stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities.

                  (h) Financial Statements. The audited financial statements of the Company as of and for the periods ended December 31, 2003 and 2002 have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements and except that such unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) Material Changes. Except as described in the Disclosure Schedules, since the date of the latest fiscal year (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its Stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

                  (j) Litigation. Other than as set forth in the Disclosure Schedules, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or
         (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

                  (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

                  (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

                  (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) Transactions With Affiliates and Employees. Except as set forth in the Disclosure Schedules, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (r) Intentionally Omitted.

                  (s) Certain Fees. Except for fees owed to Duncan Capital LLC and/or the Wright Group in relation to this Offering, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  (v) Registration Rights. Except as set forth on the Disclosure Schedules, and other than the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (w) Intentionally Omitted.

                  (x) Intentionally Omitted.

                  (y) Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section
         3.2 hereof.

                  (z) No Integrated Offering. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable Stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

                  (aa) Intentionally Omitted.

                  (bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  (cc) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                  (dd) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity,
         (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or
         (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (ee) Accountants. Knockout is in the process of retaining BDO Seidman, LLP as its accountants. Knockout expects that such accountants will express their opinion with respect to the financial statements of Knockout for the year ended December 31, 2003 and will provide a review of the financial statements of Knockout for the period ended September 30, 2004.

                  (ff) Intentionally Omitted.

                  (gg) Intentionally Omitted.

                  (hh) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives. The Company further acknowledges that in addition to purchasing Securities, the Purchasers or their affiliates may directly or indirectly own Common Stock and Preferred Stock in the Company and that such parties, exercising their rights hereunder may adversely impact their other holdings as well as the other equity Stockholders in the Company.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an accredited investor and in the case of an entity, as opposed to and individual, such entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
         (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (b) Purchaser Representation. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date it converts any Preferred Stock or exercises any Warrants it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1),
         (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f)  Registration  Required.  Each Purchaser  hereby covenants with the Company not to make any sale of the Securities without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless such Purchaser is selling such Securities in a transaction not subject to the prospectus delivery requirement), and such Purchaser acknowledges that the certificates evidencing the Underlying Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith.

                  The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 Transfer Restrictions.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

         NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR

         SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c)  Certificates  evidencing the Underlying  Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of the Preferred Stock is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing
         Underlying Shares, as applicable, issued with a restrictive legend (such fifth Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

         4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other Stockholders of the Company.

         4.3 Intentionally Omitted.

         4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.5 Conversion and Exercise Procedures. No additional legal opinion or other information or instructions shall be required of the Purchasers to convert their Preferred Stock or exercise their Warrants. The Company shall honor conversions of the Preferred Stock and exercise of the Warrants and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.6 Intentionally Omitted.

         4.7 Stockholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any Stockholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         4.8 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.9 Use of Proceeds.  The Company  shall use the net proceeds  from the
sale  of  the  Securities   hereunder   substantially  in  accordance  with  the
description in the Disclosure Schedules attached hereto.

         4.10 Intentionally Omitted.

         4.11  Indemnification of Purchasers.  Subject to the provisions of this
Section 4.11, the Company will indemnify and hold the Purchasers and their directors, officers, stockholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

         4.12 Reservation of Securities.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents (the "Required Minimum").

                  (b) If, on any date,  the number of  authorized  but  unissued
         (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the number of shares of Common Stock that would result from the full conversion of the Preferred Stock and exercise of the Warrants at such time, as soon as possible and in any event not later than the 75th day after such date.

         4.13 Intentionally Omitted.

         4.14 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Preferred Stock Stockholders as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

         4.15 Most Favored Nation Provision. Other than an Exempt Issuance, if at any time while the Preferred Stock is outstanding, the Company issues Common Stock or Common Stock Equivalents to any Person at a per share or conversion or exercise price per share which is less than the Conversion Price, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Purchaser so that the Conversion Price is equal to such other lower price per share.

         4.16 Adjustment to Knockout Offering. The Purchasers hereby acknowledge and agree that upon Closing, investors in the Knockout Offering will automatically receive Warrants to purchase shares of Common Stock of the Company in accordance with their respective subscription amount on the same terms of the Warrants as set forth in this Agreement.

                                    ARTICLE V.
                                  MISCELLANEOUS

         5.1 Termination. This Agreement may be terminated by any Purchaser, by written notice to the other parties, if the Closing has not been consummated on or before January 31, 2005; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         5.2 Legal Fees. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

         5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

         5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

         5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations.

         5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of a conversion of the Preferred Stock, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

         5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.16 Intentionally Omitted.

         5.17 Intentionally Omitted.

         5.18 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through Duncan Capital LLC. Duncan Capital LLC does not represent all of the Purchasers but only itself. The
Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         5.19 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

UNITED NETWORK MARKETING SERVICES, INC.       Address for Notice:
                                              -------------------


/s/ John Bellamy                              100 W. Whitehall Ave.
------------------------------
Name: John Bellamy                            Northlake, IL 60164
Title: Chief Executive Officer

                                              Telephone: (708) 273-6900
                                              Facsimile: (708) 273-6901

With a copy to (which shall not
constitute notice):

Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, NY 10018                            Telephone: (212) 930-9700
                                              Facsimile: (212) 930-9725

                                              Attention: Gregory Sichenzia, Esq.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Dr. Donald Adams
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Donald E. Adams
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:



Address for Delivery of Securities for Investor (if not same as above):




Subscription Amount: $50,000
Shares of Preferred Stock: 1,066
Warrants: 17,056
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Daniel Borislow
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Daniel Borislow
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:
830 S. Ocean Blvd
Palm Beach, FL  33480

Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount:  $200,000
Shares of Preferred Stock: 4,264
Warrants:  68,224
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Christian Brunschweiler       Erica Brunschweiler
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity):
                                                    /s/ Christian Brunschweiler
                                                    ----------------------------
                                                    /s/ Erica Brunschweiler
                                                    ----------------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:



Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $50,000
Shares of Preferred Stock: 1,066
Warrants: 17,056
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Tristan Kim
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Tristan Kim
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity: Tristan.kim@yahoo.com
                                    --------------------------------------------

Address for Notice of Investor:
110 Dutchtown Harlingen Road
Belle Mead, NJ 08502

Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount:  $25,000
Shares of Preferred Stock:  533
Warrants:  8,528
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: MSR Consultants, Inc.
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Michael Rakusin
                                                             -------------------
Name of Authorized Signatory: Michael Rakusin
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------


Address for Notice of Investor:



Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount:  $80,000
Shares of Preferred Stock:  1,706
Warrants:  27,296
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Dr. Dave Ruggieri & Victoria Ruggieri
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Dave Ruggieri
                                                             -------------------
                                                           /s/ Victoria Ruggieri
                                                           ---------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------


Address for Notice of Investor:



Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $50,000
Shares of Preferred Stock:  1,066
Warrants:  17,056
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Stanley Skriloff
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity):
                                                            /s/ Stanley Skriloff
                                                            --------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity: stan@broadwayfamous.com
                                    --------------------------------------------

Address for Notice of Investor:
320 West 78th Street, Apt 1R
New York,  NY  10024

Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $10,000
Shares of Preferred Stock:  213
Warrants: 3,408
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: TCMP3 Partners
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity):
                                                           /s/ Steven E. Slawson
                                                           ---------------------
Name of Authorized Signatory: Steven E. Slawson
                              --------------------------------------------------
Title of Authorized Signatory: Principal
                               -------------------------------------------------
Email Address of Authorized Entity: sslawson@titancap.org
                                    --------------------------------------------

Address for Notice of Investor:
Titan Capital Management
7 Century Drive, Suite 201
Parsippany,  NJ  07054


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount:  $150,000
Shares of Preferred Stock:  3,199
Warrants:  51,184
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Joseph Serrano & Pilar Serrano
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Joseph Serrano
                                                             -------------------
                                                             /s/ Pilar Serrano
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                              --------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:




Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $20,000
Shares of Preferred Stock: 427
Warrants: 6,832
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                              PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Peter Sivaslian & Lillian Sivaslian
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Peter Sivaslian
                                                             -------------------
                                                           /s/ Lillian Sivaslian
                                                           ---------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                   ---------------------------------------------

Address for Notice of Investor:



Address for Delivery of Securities for Investor (if not same as above):




Subscription Amount:  $95,000
Shares of Preferred Stock:  2,026
Warrants:  32,416
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Seth Tobias
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Seth Tobias
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:
Seth Tobias
c/o Tobias Brothers
157 East 53rd Street, Suite 5503
New York,  NY  10022


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $100,000
Shares of Preferred Stock: 2,133
Warrants:  34,128
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Tricia Tobias
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Tricia Tobias
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:
131 Garfield Avenue
Avon,  NJ  07717



Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount:  $15,000
Shares of Preferred Stock: 320
Warrants:  5,120
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Herbert Welch
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Herbert Welch
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:



Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount:  $50,000
Shares of Preferred Stock: 1,066
Warrants:  17,056
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Cornell Capital Partners, LP
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Mark Angelo
                                                             -------------------
Name of Authorized Signatory: Mark Angelo
                              --------------------------------------------------
Title of Authorized Signatory: Portfolio Manager of Yorkville Advisors, LLC, the
                               General Partner of the Investor
                               -------------------------------------------------
Email Address of Authorized Entity: mangelo@cornellcapital.com
                                    --------------------------------------------

Address for Notice of Investor:
         101 Hudson Street, Suite 3700
         Jersey City, NJ 07302

Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount:  $300,000
Shares of Preferred Stock:  6,398
Warrants:  102,368
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Highgate House Funds, Ltd.
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Mark Angelo
                                                             -------------------
Name of Authorized Signatory: Mark Angelo
                              --------------------------------------------------
Title of Authorized Signatory:
                              --------------------------------------------------
Email Address of Authorized Entity: mangelo@cornellcapital.com
                                    --------------------------------------------

Address for Notice of Investor:




Address for Delivery of Securities for Investor (if not same as above):
         101 Hudson Street, Suite 3700
         Jersey City, NJ 07302

Subscription Amount:  $300,000
Shares of Preferred Stock:  6,398
Warrants:  102,368
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Scott DiClaudio
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Scott DiClaudio
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:
         109 Sawgrass Drive
         Blue Bell, PA 19422


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $30,000
Shares of Preferred Stock: 640
Warrants: 10,240
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Mary V. Hayes
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Mary V. Hayes
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investor:
         912 Cornell Avenue
         Drexel Hill, PA 19026


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $10,000
Shares of Preferred Stock: 213
Warrants: 3,408
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: SGN
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Gina M. Reutter
                                                             -------------------
Name of Authorized Signatory: Gina M. Reutter
                              --------------------------------------------------
Title of Authorized Signatory: Vice-President
                               -------------------------------------------------
Email Address of Authorized Entity: ginareutter@aol.com
                                    --------------------------------------------

Address for Notice of Investor:
         276 Ticonderogo Blvd
         Freehold, NJ 07728


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $20,000
Shares of Preferred Stock: 427
Warrants: 6,832
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Robert W. VanHellemont
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity):
                                                      /s/ Robert W. VanHellemont
                                                      --------------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity: RVANHELLEMONT@VARILEASE.COM
                                    --------------------------------------------

Address for Notice of Investor:
         200 Barton Ave
         Palm Beach, FL 33480


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $50,000
Shares of Preferred Stock: 1,066
Warrants: 17,056
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Marc Sherman
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Marc Sherman
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity: Marc Sherman@QSQI.com
                                    --------------------------------------------

Address for Notice of Investor:
         400 Roya Palmway Suite 302
         Palm Beach, FL 33480


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $50,000 USD
Shares of Preferred Stock: 1,066
Warrants: 17,056
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Thomas W. Jones
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Thomas W. Jones
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                                ------------------------------------------------
Email Address of Authorized Entity: twjones@optonline.net
                                    --------------------------------------------

Address for Notice of Investor:
         400 Roya Palmway Suite 302
         Palm Beach, FL 33480


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $500,000
Shares of Preferred Stock: 10,663
Warrants: 170,608
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO UNITED NETWORK MARKETING SERVICES, INC. SECURITIES
                               PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investor: Chris Baker
                  --------------------------------------------------------------
Signature of Authorized Signatory(if Investor is an Entity): /s/ Chris Baker
                                                             -------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity: Marc Sherman@QSQI.com
                                    --------------------------------------------

Address for Notice of Investor:
         400 Roya Palmway Suite 302
         Palm Beach, FL 33480


Address for Delivery of Securities for Investor (if not same as above):





Subscription Amount: $55,000
Shares of Preferred Stock: 1,173
Warrants: 18,768
Social Security Number (EIN Number if Investor is an Entity):


                           [SIGNATURE PAGES CONTINUE]

                              DISCLOSURE SCHEDULES
                                       TO
                          SECURITIES PURCHASE AGREEMENT

(Prepared in connection with Series B Preferred Stock sold by the Company to the Purchasers under the Securities Purchase Agreement dated January 17, 2005 (the "2005 Securities Purchase Agreement"). Capitalized terms not defined herein shall have the meaning given to such terms in the 2005 Securities Purchase Agreement.)

















                                JANUARY 17, 2005

                                 SCHEDULE 3.1(A)

                                  SUBSIDIARIES


         The Knockout Group, Inc., a Delaware corporation ("Knockout")

                                 SCHEDULE 3.1(G)

                                 CAPITALIZATION


         The Company's authorized capital consists of 20,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share, of which 865,000 shares have been designated as Series A Convertible Preferred Stock and 135,000 shares have been designated as Series B Convertible Preferred Stock. As of the date of the Agreement, the Company has 8,165,752 shares of common stock outstanding, 855,980 shares of Series A Convertible Preferred Stock outstanding and zero shares of Series B Convertible Preferred Stock outstanding.

         After the Company amends its Certificate of Incorporation to authorize the issuance of a sufficient number of shares of common stock so that all shares of Series A Convertible Preferred Stock may be fully converted, the Series A Convertible Preferred Stock will immediately convert into fully paid and nonassessable shares of common stock of the Company in an amount equal to the stated value of such Series A Convertible Preferred Stock, which equals $46.8933, divided by $.2931, subject to adjustment.

                                 SCHEDULE 3.1(I)

                                MATERIAL CHANGES


         In September 2004, Knockout issued a $600,000 principal amount 10% promissory note (the "$600K Note") to Galt Ventures. The $600K Note bears interest at 10% per annum from the date the principal amount of the $600K Note is advanced to Knockout until Knockout pays the $600K Note in full. All unpaid principal and interest on the $600K Note is due and payable on the earlier of
(i) December 23, 2004 or (ii) the date that Knockout has raised $2,500,000 from the sale of securities.

         In September 2004, Knockout issued a $1,000,000 principal amount 10% promissory note (the "$1M Note") to Galt Ventures. The $1M Note bears interest at 10% per annum from the date the principal amount of the $1M Note is advanced to Knockout until Knockout pays the $1M Note in full. All unpaid principal and interest on the $1M Note is due and payable on the earlier of April 1, 2005 or the date of exercise of the Warrants.

         In November 2004, Knockout sold a $500,000 principal amount convertible note (the "500K Note") to the Taylor Group. The term of the $500K Note is nine months. The principal of the $500K Note is convertible into 83,463 shares of common stock of Knockout. In connection with the sale of the $500K Note, Knockout issued the Taylor Group warrants to purchase 43,546 shares of Knockout's common stock at an exercise price of $0.01 per share.

         Seven  of  Knockout's   employees  and  one   consultant   have  family
relationships with John Bellamy, Knockout's Chief Executive Officer and a Director.

         In recognition of the service and assistance provided by Knockout's Board members, key management personnel, and key consultants, Knockout's Board of Directors authorized and approved the following transactions:

         Re-priced the exercise price of options to purchase 134,000 shares of Knockout's common stock to $0.01 per share issued to Dr. Isaac Horton. Dr. Horton is a member of Knockout's Board of Directors and a Consultant to Knockout.

         Re-priced the exercise price of options to purchase 84,875 shares of Knockout's common stock to $0.01 per share issued to Tony Weiss. Mr. Weiss is a member of the Knockout's Board of Directors.

         Re-priced the exercise price of options to purchase 71,598 shares of Knockout's common stock to $0.01 per share issued to Cole Peterson. Mr. Peterson is a member of Knockout's Board of Directors.

         Re-priced the exercise price of warrants to purchase 390,100 shares of Knockout's common stock to $0.01 per share issued to Kevin Waltzer in consideration for agreeing to certain amendments to terms of Knockout's Series A Preferred Stock in favor of investors in Knockout's Series C Preferred Stock. Mr. Waltzer is the holder of Knockout's outstanding Series A Preferred Stock and is also a member of Knockout's Board of Directors.

         Re-priced the exercise price of warrants to purchase 37,500 shares of Knockout's common stock to $0.01 per share issued to David Rights in consideration for agreeing to certain amendments to the terms of Knockout's Series B Preferred Stock in favor of investors in Knockout's Series C Preferred Stock. Mr. Rights is a holder of Knockout's outstanding Series B Preferred Stock and is also a member of Knockout's Board of Directors.

         Re-priced the exercise price of options to purchase 108,620 shares of Knockout's common stock to $0.01 per share issued to Oscar Turner. Mr. Turner is Knockout's Chief Financial Officer and a member of Knockout's Board of Directors.

         Re-priced the exercise price of options to purchase 67,888 shares of Knockout's common stock to $0.01 per share issued to Ahmed Shaikh. Mr. Shaikh is Knockout's Chief Operating Officer.

                                 SCHEDULE 3.1(J)

                                   LITIGATION


         None.

                                 SCHEDULE 3.1(Q)

                   TRANSACTIONS WITH AFFILIATES AND EMPLOYEES


         Knockout has retained Artistic Communication Center ("ACC"), a multi-media video and audio production company, to produce Knockout's household and automotive infomercials for television broadcast. Knockout's current contract with ACC provides that ACC will be compensated at "cost, plus 10%." Through September 30, 2004, Knockout has paid a total of $894,000 to ACC for two infomercials. Knockout's Chief Executive Officer, John Bellamy, has the principal ownership position of ACC.

         In consideration for the assignment of pending trademarks and pending patents to Knockout, Knockout has agreed to pay Dr. Isaac Horton a total of $400,000 as follows: $200,000 by December 31, 2004 and the remaining $200,000 over the following twelve months. Knockout also issued Dr. Horton 354,608 shares of common stock as partial consideration for the assignment of the pending trademarks and pending patents. In addition, Dr. Horton acts as a consultant to Knockout's executive officers, advising Knockout on fundraising, quality control, product development, business strategy, licensing, patent development, and personnel matters. As part of his agreement with Knockout, Dr. Horton has agreed not to develop or contribute any intellectual property to any other company, either now or in the future, that competes in the "cleaning" products segment. Dr. Horton's consulting services are billed to Knockout at an hourly rate of $350.00 per hour. Notwithstanding this hourly rate, Knockout has agreed to pay Dr. Horton a minimum amount of $2,500 per month. Dr. Horton is also a member of Knockout's Board of Directors.

         In recognition of the service and assistance provided by Knockout's Board members, key management personnel, and key consultants, Knockout's Board of Directors authorized and approved the following transactions:

         Re-priced the exercise price of options to purchase 134,000 shares of Knockout's common stock to $0.01 per share issued to Dr. Isaac Horton. Dr. Horton is a member of Knockout's Board of Directors and a Consultant to Knockout.

         Re-priced the exercise price of options to purchase 84,875 shares of Knockout's common stock to $0.01 per share issued to Tony Weiss. Mr. Weiss is a member of the Knockout's Board of Directors.

         Re-priced the exercise price of options to purchase 71,598 shares of Knockout's common stock to $0.01 per share issued to Cole Peterson. Mr. Peterson is a member of Knockout's Board of Directors.

         Re-priced the exercise price of warrants to purchase 390,100 shares of Knockout's common stock to $0.01 per share issued to Kevin Waltzer in consideration for agreeing to certain amendments to terms of Knockout's Series A Preferred Stock in favor of investors in Knockout's Series C Preferred Stock. Mr. Waltzer is the holder of Knockout's outstanding Series A Preferred Stock and is also a member of Knockout's Board of Directors.

         Re-priced the exercise price of warrants to purchase 37,500 shares of Knockout's common stock to $0.01 per share issued to David Rights in consideration for agreeing to certain amendments to the terms of Knockout's Series B Preferred Stock in favor of investors in Knockout's Series C Preferred Stock. Mr. Rights is a holder of Knockout's outstanding Series B Preferred Stock and is also a member of Knockout's Board of Directors.

         Re-priced the exercise price of options to purchase 108,620 shares of Knockout's common stock to $0.01 per share issued to Oscar Turner. Mr. Turner is Knockout's Chief Financial Officer and a member of Knockout's Board of Directors.

         Re-priced the exercise price of options to purchase 67,888 shares of Knockout's common stock to $0.01 per share issued to Ahmed Shaikh. Mr. Shaikh is Knockout's Chief Operating Officer.

                                 SCHEDULE 3.1(V)

                               REGISTRATION RIGHTS


         The following Persons have the right to cause the Company to effect the registration under the Securities Act of securities of the Company:

         Pursuant to an Investor Rights Agreement dated June 30, 2004, any holder or holders who, in the aggregate hold not less than 25% of Knockout's (i) Series A Preferred Stock (or Common Stock into which Series A Preferred Stock has been converted), (ii) Series B Preferred Stock (or Common Stock into which Series B Preferred Stock has been converted) and (iii) Common Stock held by John Bellamy, upon written request, may require the Company to effect the registration of such securities on a "best efforts" basis.

         Pursuant to a Registration Rights Agreement entered into in December 2004, the Company must register with the Securities and Exchange Commission the common stock that was issued upon conversion of Knockout's Series C Convertible Preferred Stock. Immediately before the Merger, all of the outstanding shares of Knockout's Series C Convertible Preferred Stock were converted into common stock of Knockout. Upon effectiveness of the Merger, this common stock was exchanged for Series A Preferred Stock of the Company. The Company must file a registration statement to register the common stock of the Company that is beneficially owned by the prior owners of Knockout's Series C Convertible Preferred Stock and which was acquired as a result of the conversion of such Series C Convertible Preferred Stock.

         The Company has agreed to include 250,000 shares of common stock owned by Kenneth Levy in the next registration statement that the Company files on Form SB-2.

SCHEDULE 4.9

                                 USE OF PROCEEDS


         The following use of proceeds table assumes receipt by the Company of gross proceeds of $6,000,000.

                  Use of Proceeds                      Amount
                  ---------------                    ----------
                  Placement Agent Fees               $  300,000
                  Repayment of Debt                  $  600,000
                  Legal and Accounting Fees          $  100,000
                  Other Transaction Costs            $   32,600
                  Marketing                          $2,500,000
                  Inventory                          $2,000,000
                  Operations                         $  467,400

                  TOTAL                              $6,000,000